                                                                    EXHIBIT 99.1


                           FINANCING SUPPORT AGREEMENT


         THIS AGREEMENT is made this 17th day of November, 2000.


B E T W E E N:

                           INTERNATIONAL MENU SOLUTIONS CORPORATION, a corporation incorporated pursuant to the laws of the State of Nevada,

                           (hereinafter referred to as the  "Parent")

                                           - and -

                           INTERNATIONAL MENU SOLUTIONS INC., a corporation amalgamated pursuant to the laws of the Province of Ontario,

                           (hereinafter referred to as the  "Borrower")

                                           - and -

                           SOUTHBRIDGE INVESTMENT PARTNERSHIP NO. 1, a partnership constituted pursuant to the laws of the Province of Ontario,

                           (hereinafter referred to as "Southbridge")


                  WHEREAS the parties hereto, together with First Ontario Labour Sponsored Investment Fund Ltd., and Bank of Montreal Capital Corporation, entered into a Loan Agreement dated the 26th day of May, 2000, as amended by Loan Amending Agreement dated the 1st day of September, 2000 (such Loan Agreement as amended herein called the "Loan Agreement");

                  AND WHEREAS the parties hereto wish to arrange for additional financing for the Parent and the Borrower to be provided by the Bank of Nova Scotia;

                  NOW THEREFORE IN CONSIDERATION of their respective covenants and agreements contained herein, the parties hereby agree as follows:

1. SENIOR LENDER GUARANTEE. For the period from the date hereof until January 15, 2002, ( the "Maturity Date") Southbridge, through its affiliate, The Foundation Trust (the "Affiliate") agrees to provide a limited recourse guarantee (the "Guarantee") of the indebtedness of the Borrower in favour of the Bank of Nova Scotia related to a temporary extended line of credit ("Additional Credit Facilities") not exceeding $3,000,000, together with a general hypothecation and pledge (the "Hypothecation") of marketable securities with an initial market value in such amount requested by the Bank of Nova Scotia to support advances up to $3,000,000 with the initial market value of such securities not exceeding $6,000,000 CDN (the "Marketable Securities").

2. INDEMNITY. The Borrower shall indemnify and save harmless Southbridge and the Affiliate from any demand, payment, loss, claim, suit, action, debt, damage, cost, obligation, judgment, charge, expense (including professional fees and expenses) of any nature whatsoever (collectively a "Loss") as a result of the Bank of Nova Scotia exercising its rights under the Guarantee and the Hypothecation. Notwithstanding anything contained in this Agreement, the Borrower shall provide for payment to Southbridge the full amount of any Loss forthwith after the date a payment is made or Loss incurred. Southbridge shall be entitled to recover interest from the Borrower at the rate per annum equal to the same Interest Rate payable to Southbridge for advances made as a lender to the Borrower pursuant to the Loan Agreement, compounded monthly, upon any amount of payment required to be made by the Borrower under this paragraph 2. Interest shall be calculated from and including the date on which

Southbridge or the Affiliate makes a payment to the Bank of Nova Scotia and/or the date the Bank receives funds in exercising its rights under the Hypothecation, and all interest thereon, both before and after demand, default or judgment.

The obligation of the Borrower to reimburse Southbridge for a payment to the Bank of Nova Scotia pursuant to the Guarantee shall be absolute and unconditional, nor shall the Borrower's obligation be subject to any defence or be affected by any right of set-off, counterclaim or recoupment which the Borrower may now or hereafter have against the Bank of Nova Scotia or any other person for any reason whatsoever, including the fact that payment was made pursuant to the Guarantee notwithstanding any contrary instructions from the Borrower or the occurrence of any event including, but not limited to, the commencement of legal proceedings to prohibit payment. Any action, inaction or omission taken or suffered by Southbridge under or in connection with the Guarantee and Hypothecation, if in good faith, shall be binding on the Borrower and shall not place Southbridge under any resulting liability to the Borrower. For the purposes of this Agreement, any Loss incurred by, made against, or suffered by the Affiliate shall be deemed to be Loss incurred by, made against, or suffered by Southbridge.

3. DIRECTORS. Until the later of the Maturity Date or the date Southbridge or the Affiliate no longer has any liability or obligation under the Guarantee and Hypothecation, the Parent shall, forthwith after the written request of Southbridge, vote its shares of the Borrower, nominate and use its best efforts to have elected the nominees of Southbridge so that they represent a majority of the board of directors of the Borrower and use its best efforts to nominate and have elected the nominees of Southbridge so that they represent a majority of the board of directors of the Parent.

4. REPRESENTATIONS AND WARRANTIES. Except as disclosed in Schedule "A", the Borrower and the Parent represent and warrant to Southbridge that the representations and warranties contained in Part 6.0 of the Loan Agreement continue to be true and correct as if made on today's date.

5. EXPENSES. The Borrower shall be responsible for all reasonable legal fees and expenses relating to the preparation of this Agreement and the provision of the Guarantee and the Hypothecation to the Bank of Nova Scotia.

6. FEE. The Borrower shall pay to Southbridge:

     a) A transaction fee of $100,000 to be paid no later than November 20th, 2000;

     b)  A support fee of $400,000 shall be payable on March 31, 2001 only if:

         i) The Borrower and Parent have not renegotiated the terms of the Loan Agreement to the satisfaction of Southbridge and the Parent by December 31, 2000;

         ii) The authorized and issued capital of the Borrower has not been amended to the satisfaction of Southbridge and the Parent by March 31, 2001 so as to permit the determination with relative certainty the number of common shares of the Parent the holders of the Class B, C, D and E shares of the Borrower are entitled to receive pursuant to the attributes attached to such shares or series of shares and which will not have matured on or before such date; and

         iii) All other existing rights to acquire additional shares of the Borrower and Parent have not been amended to the satisfaction of Southbridge by March 31, 2001 so that the number of shares to be issued pursuant to those rights have been fixed;

     6.(b)ii) and iii) shall not apply to any shares or rights issued by the Borrower in connection with the acquisition of the Great American Barbeque Company. The provisions of 6(b) i), ii), and iii) shall be deemed to be satisfied if Southbridge and the Parent have signed a term sheet reflecting Southbridge's and the Parent's agreement to the matters set out therein (which may include term sheets with other parties) notwithstanding that the legal documentation is not completed by the relevant date set out in each such provision and have agreed to complete the legal documentation as soon as reasonable thereafter but in any event within 60 days after such date.

     c) A guarantee fee of 5% per annum on the daily advanced portion of the Additional Credit Facilities, payable on the fifth day of each month in respect of the preceding month commencing on December 5, 2000;

     d) A standby fee of 3% per annum on the daily unadvanced portion of the Additional Credit Facilities, payable on the fifth day of each month in respect of the preceding month commencing on December 5, 2000.

7. WARRANTS. Unless otherwise agreed between Southbridge and the Parent in connection with the renegotiation of the Loan Agreement as set forth in Section 6(b)(1), the Borrower shall issue to Southbridge no later than February 28, 2001, 3,461,538 warrants with each warrant entitling the holder to purchase 1 common share of the Parent at an exercise price of $0.90 USD with an expiry date of November 15, 2005. The form of such warrant shall be as set out in Schedule "B". The Parent shall include the common shares issued upon the exercise of such warrants in the existing Form SB-2 registration statement filed with the U.S. Securities and Exchange Commission with the Parent to use its reasonable best efforts to cause such registration statement to be declared effective no later than August 31, 2001 and in any prospectus filed pursuant to the Securities Act (Ontario). If including such common shares in the existing Form SB-2 registration statement would unduly delay the date such registration is declared effective, the Parent shall include such common shares in a registration statement to be filed with the U.S. Securities and Exchange Commission no later than December 31, 2001 with the Parent to use its reasonable best efforts to cause such registration statement to be declared effective no later than June 30, 2002. Southbridge shall also be entitled to include such common shares in any other registration or public offering of the Borrower's securities undertaken until Southbridge has sold all of its securities.

Notwithstanding the foregoing, in the event that Southbridge shall be or shall become an Affiliate of the Parent as defined under the U.S. Securities Act of 1933, the regulations promulgated thereunder or Commission interpretations thereof (whether by virtue of Southbridge's beneficial ownership of securities, representation on the Parent's Board of Directors or otherwise), the securities to be included in any registration pursuant to this Agreement shall be limited to Southbridge's proportionate share of the number of securities held by all Affiliates as is necessary for the securities offered by all Affiliates participating in such registration to comply with such regulations under the Act and all Commission interpretations thereof.

8. CONDITIONS. The obligation of Southbridge to provide the Guarantee and the Hypothecation is conditional upon Southbridge being satisfied that:

     a) the Bank of Nova Scotia has agreed with the Borrower to increase the line of credit by an additional $3,000,000 in addition to the Borrower's existing credit facilities, failing which this transaction shall be at an end and the Borrower shall pay to Southbridge the sum of $20,000;

     b)  approval of the Board of Directors of the Parent and the Borrower;

     c) completion of legal documentation in form satisfactory to Southbridge and their legal counsel.

9. CANCELLATION. The Borrower shall have the right to cancel the Additional Credit Facility prior to the Maturity Date by:

     a)  providing to the Bank and Southbridge 30 days prior written notice;

     b) paying all outstanding principle advances, interest and other charges owing under the Additional Credit Facility to the Bank of Nova Scotia; and

     c) paying a termination fee of $43,000 and all other amounts due to Southbridge hereunder to the date of cancellation.

10. FURTHER ASSURANCES. Each of the parties hereto shall from time to time execute, procure and deliver such documents and further assurances as may, in the opinion of counsel, be necessary or advisable to give effect to the provisions of this Agreement.

11. SUCCESSORS AND ASSIGNS. This Agreement shall enure to the benefit of and be binding on the parties hereto, their respective successors and any permitted assignees or transferees of same or all of the parties' rights or obligations hereunder.

12. COUNTERPARTS. This Agreement may be executed in several counterparts each of which when executed shall be deemed to be an original, and such counterparts shall each constitute one and the same instrument and notwithstanding their date of execution shall be deemed to bear the day and year first above written.

13. FACSIMILE. Execution and delivery of a facsimile transmission of this Agreement shall constitute, for purposes of this Agreement, delivery of an executed original and shall be binding upon the party whose signature appears on the transmitted copy. Any party so executing this Agreement hereby undertakes to originally-execute and deliver to the other parties hereto a copy of this Agreement as soon as possible after execution by facsimile.

14. FULL FORCE. The Loan Agreement shall remain in full force and effect.

15. NEW LENDER. In the event that the Parent and the Borrower replaces the Bank of Nova Scotia as its primary senior lender, Southbridge agrees to provide similar financing support to the new lender as set out in this agreement, conditional upon Southbridge being satisfied that the terms and conditions of the credit facilities with the new lender are more favourable than or at least substantially similar to the terms and conditions of the Bank of Nova Scotia.

16. MAXIMUM RECOVERY.

     a) In the event that any provision of this Agreement would oblige the Borrower to make any payment which is construed by a court of competent jurisdiction to be interest in an amount or calculated at a rate which would be prohibited by law or would result in a receipt by Southbridge of interest at a criminal rate (as such terms are construed under the Criminal Code (Canada)), then notwithstanding such provision, such amount or rate of interest shall be deemed to have been adjusted nunc pro tunc to the maximum amount or rate of interest, as the case may be, as would not be so prohibited by law or so result in a receipt by Southbridge of interest at a criminal rate, such adjustment to be effected, to the extent necessary by reducing any fees, commissions, premiums and other amounts which would constitute interest for the purposes of Section 347 of the Criminal Code (Canada);

         (b) If, notwithstanding the provisions of clause (a) of this section and after giving effect to all adjustments contemplated thereby, Southbridge shall have received an amount in excess of the maximum permitted by such clause, such excess shall be refunded to the Borrower; and

         (c) Any amount or rate of interest referred to in this section shall be determined in accordance with generally accepted actuarial practices and principles as an effective annual rate of interest over the terms of this Agreement on the assumption that any charges, fees or expenses that fall within the meaning of "interest" (as defined in the Criminal Code (Canada)) shall, if they relate to a specific period of time, be prorated over that period of time and otherwise be prorated over the term of this Agreement and, in the event of dispute, a certificate of a Fellow of the Canadian Institute of Actuaries appointed by Southbridge shall be conclusive for the purposes of such determination.

                  IN WITNESS WHEREOF the parties hereto have executed this Agreement.

                               INTERNATIONAL MENU SOLUTIONS CORPORATION


                               By:      ______________________________     c/s
                                        Name:   Michael Steele
                                        Title:      President


                               INTERNATIONAL MENU SOLUTIONS INC.


                               By:      ______________________________     c/s
                                        Name:   Michael Steele
                                        Title:      President


                               SOUTHBRIDGE INVESTMENT PARTNERSHIP NO. 1 by its general partner,
                               SIPGP NO. 1 INC.

                               By:      ______________________________     c/s
                                        Name:   Michael Petersen
                                        Title:    President

                                   SCHEDULE B

                                   3,461,538 Share Purchase Warrants to Purchase
                               3,461,538 Common Shares at the price of USD $0.90
                                                                per Common Share



              SHARE PURCHASE WARRANTS TO PURCHASE COMMON SHARES OF

                    INTERNATIONAL MENU SOLUTIONS CORPORATION

               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA



                                                         ONE WARRANT IS REQUIRED
                                                                TO SUBSCRIBE FOR
                                                            ONE (1) COMMON SHARE


         THIS IS TO CERTIFY that for value received

                    SOUTHBRIDGE INVESTMENT PARTNERSHIP NO. 1

                             150 Water Street South
                               Cambridge, Ontario
                                     N1R 3E2

herein called the "Holder", is the registered holder of the number of Share Purchase Warrants (the "Warrants" or "Warrant", as the case may be) stated above and is entitled to purchase, at any time prior to 5:00 p.m. Toronto time on November 15, 2005, subject to the terms and conditions set forth herein, the number specified above of fully paid and non-assessable common shares ("Common Shares") in the capital of International Menu Solutions Corporation ("IMSC" or the "Corporation") as constituted on the date hereof, by surrendering to the Corporation at its registered office, these Warrants, with a subscription form in the form attached hereto duly completed and executed and a certified cheque, cash or money order in lawful money of the United States of America, payable to, or to the order of, the Corporation for the per share purchase price of the Common Shares so subscribed.

         These Warrants and such subscription and cheque, cash or money order shall be deemed to be so surrendered only upon personal delivery thereof or, if sent by post or other means of transmission, upon receipt thereof by the Corporation.

         The holding of these Warrants shall not constitute the Holder hereof a holder of Common Shares nor entitle it to any right or interest in respect thereof except as herein provided.

         Upon such delivery of these Warrants and payment as aforesaid, IMSC shall cause to be issued to the person or persons in whose name or names the Common Shares so subscribed for are to be issued the number of shares to be issued to such person or persons, and such person or persons shall become a shareholder or shareholders of the Corporation in respect of such shares with effect from the date of such delivery and payment and the Corporation will cause a certificate or certificates evidencing such shares to be mailed to such person or persons at the address or addresses specified in such subscription within five (5) days of such delivery and payment. The Holder of these Warrants may, anytime prior to 5:00 p.m. Toronto on November 15, 2005, exercise any number of the Warrants. Additionally, the Holder may subscribe for and purchase any lesser number of Common Shares than the number of Common Shares expressed in the Warrants and, in such event, shall be entitled to receive a new Warrant or Warrants certificate in respect of the balance of the Common Shares expressed in the Warrants not then subscribed for.

         Nothing contained herein shall confer any right upon the Holder hereof or any other person to subscribe for or purchase any Common Shares of the Corporation at any time subsequent to 5:00 p.m. Toronto time on November 15, 2005. For greater certainty, after 5:00 p.m. Toronto time on November 15, 2005, the Warrants and all rights hereunder shall be void and of no value.

         These Warrants are issued subject to, and with the benefit of, the following terms and conditions:

1. The Holder of these Warrants shall, at all times and for all purposes, be regarded as the lawful owner thereof.

2. The Holder of these Warrants or its legal personal representative will be regarded as exclusively entitled to the benefit of these Warrants and all persons may act accordingly.

3. Subject as hereinafter provided, all or any of the rights conferred upon the Holder of any of the Warrants by the terms of such Warrants may be enforced by the Holder of such Warrants by appropriate legal proceedings. No recourse under or upon any obligation, covenant or agreement contained herein or in any of the Warrants issued hereunder shall be had against any shareholders, officers or directors of the Corporation either directly or through the Corporation, it being expressly agreed and declared that the obligations under the said Warrants are solely corporate obligations and that no personal liability whatever shall attach to, or be incurred by, the shareholders, officers or directors of the Corporation or any of them in respect thereof; any and all rights and claims against every such shareholder, officer or director being hereby expressly waived as a condition of, and as consideration for, the execution and the issue of these Warrants.

         (a) The Corporation covenants and agrees that so long as these Warrants are outstanding, it will at all times reserve out of its unissued Common Shares, against the purchase rights conferred on the Holder of these Warrants, a sufficient number of Common

                  Shares to enable these Warrants to be exercised upon the basis and upon the terms and conditions provided for herein. All such Common Shares which shall, upon receipt by the Corporation of the exercise price therefor, be issued upon the exercise of rights herein provided for shall be issued as fully paid and non-assessable shares;

         (b) In the event of any subdivision or redivision or change of the Common Shares of the Corporation at any time while these Warrants are outstanding into a greater number of such shares, the Corporation shall deliver at the time of the exercise thereafter of the right of purchase by the Holder, such additional number of Common Shares, (the exercise price of which shall be adjusted to provide for such subdivision, redivision or change), as would have resulted from such subdivision, redivision or change if the right of purchase had been exercised prior to the date of such subdivision, redivision or change. In the event of any consolidation or change of the Common Shares of the Corporation at any time when these Warrants are outstanding into a lesser number of shares, the number of Common Shares deliverable by the Corporation on the exercise thereafter of the right of purchase shall be reduced to such number of Common Shares as would have resulted from such consolidation or change, (the exercise price of which shall have been adjusted to provide for such consolidation or change), if the right of purchase had been exercised prior to the date of such consolidation or change;

         (c) In the event of any reclassification of the Common Shares of the Corporation at any time while any right of purchase is outstanding, the Corporation shall thereafter deliver at the time of the exercise of these Warrants, the number of shares, (the exercise price of which shall have been adjusted to provide for such reclassification) of the Corporation of the appropriate class or classes resulting from the said reclassification as the Holder would have been entitled to had the right of purchase been exercised before such reclassification. In the event of the issuance by way of a stock dividend of any shares of the Corporation of the same class as those then issuable upon the exercise of the right of purchase under these Warrants of any shares of such class, the Corporation shall thereafter deliver at the time of exercise of these Warrants such additional shares (if any) as the Holder would have been entitled to had the right of purchase been exercised before the payment of such stock dividend;

         (d) If and whenever at any time hereafter while any Warrants are outstanding, there is a capital reorganization of the Corporation not covered in subsections (b) or (c) of this section or a consolidation or merger of the Corporation with or into any other corporation or the sale of the properties and assets of the Corporation as or substantially as an entirety to any other corporation, the Holder who has not exercised his right of purchase prior to the effective date of such reorganization, consolidation, merger or sale, upon the exercise of such right thereafter, shall be entitled to receive and shall accept in lieu of the number of shares when subscribed for by the Holder but for the same aggregate consideration payable therefor, the number of shares or other securities or property of the Corporation or of the corporation resulting from such merger or consolidation or to which such sale may be made, as the case may be, that such Holder would have been entitled to receive on such capital reorganization, consolidation, merger or sale if, on the record date or the effective date thereof, he had been the registered holder of the number of shares so subscribed for;

         (e) The Corporation shall not be required to deliver certificates for Common Shares while the share transfer books of the Corporation are closed prior to any meeting of shareholders or for the payment of dividends or for any other purpose, and in the event of the exercise of the right of purchase during any such period, delivery of certificates may be postponed for a period not exceeding five (5) days after the date of re-opening of the said register of transfers or share transfer books; provided, however, that any such postponement of delivery of certificates shall be without prejudice to the right of the Holder and/or the person or persons in whose name such certificates are to be issued to receive such certificates after the register of transfers or share transfer books shall have been reopened;

         (f) On the happening of each and every event referred to in subparagraphs (b), (c) and (d) above, the applicable provisions of these Warrants shall, ipso facto, be deemed to be amended accordingly and the Corporation shall take all necessary action as to comply with such provisions as so amended;

         (g) The adjustments in the number of Common Shares issuable pursuant to the right of purchase herein are to be cumulative and all such adjustments as are applicable to the purchase in question shall be made;

         (h) Upon any adjustment of the number of Common Shares issuable pursuant to the right of purchase herein, then and in each such case the Corporation shall give written notice thereof to the Holder, which notice shall state the number of Common Shares or other securities subject to the unexercised Warrants resulting from such adjustment, and shall set forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Upon the request of the Holder there shall be transmitted promptly to the Holder a statement of the firm of independent chartered accountants retained to audit the financial statements of the Corporation to the effect that such firm concurs in the Corporation's calculation of the change; and

         (i) No adjustments shall be made if the amount of such adjustment shall be less than 1/2% of the per share exercise price in effect immediately prior to the event giving rise to the adjustment provided however, that in such case any adjustment that would have otherwise been required then to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment so carried forward, shall amount to at least 1/2% of the exercise price.

4. Upon receipt of evidence satisfactory to the Corporation of the loss, theft, destruction or mutilation of this Warrant certificate and, if requested by the Corporation, upon delivery of a bond of indemnity satisfactory to the Corporation (or, in the case of mutilation, upon surrender of this Warrant certificate), the Corporation will issue to the Holder a replacement certificate (containing the same terms and conditions as this Warrant certificate).

5. All certificates for the Common Stock issuable upon the exercise of this Warrant may bear the following or a substantially similar legend:

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933."

         The certificates for the Common Stock issuable upon the exercise of this Warranty may also bear any legend required by any applicable state securities or other law or any of the other agreements executed by the Holder in connection with its investment in the Company.

         Time is of the essence hereof.

         IN WITNESS WHEREOF the Corporation has caused its corporate seal to be hereto affixed and this Warrant to be signed by its President as of December , 2000.

                                        INTERNATIONAL MENU SOLUTIONS CORPORATION


                                            By:
                                                 -------------------------------

                                                 I have authority to bind the
                                                 Corporation.

                                SUBSCRIPTION FORM

TO:      International Menu Solutions Corporation
         350 Creditstone Road
         Concord, Ontario
         L4K 3Z3

         The undersigned Holder of the within Warrant hereby subscribes for __________ Common Shares of International Menu Solutions Corporation (or such number of Common Shares or other securities to which such subscription entitled the Holder in lieu thereof or in addition thereto under the provisions of the Share Purchase Warrants or the adjusted dollar amount per share at which the undersigned is entitled to purchase such Common Shares or other securities under the provisions of such Warrant) on the terms specified in the said Warrant and enclosed herewith a certified cheque, cash or money order payable to the order of International Menu Solutions Corporation in payment of the subscription price.

         The undersigned hereby directs that the said Common Shares be registered and delivered as follows:

                                    Address(es)                                 Number of
Name(s) in full                     (Include postal code)                       Common Shares
---------------                     ---------------------                       -------------
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

         (PLEASE PRINT FULL NAME(S) IN WHICH SHARE CERTIFICATE(S) ARE TO BE ISSUED, STATING WHETHER MR., MRS., MISS OR MS. IS APPLICABLE.)

DATED                                                .
      -----------------------------------------------


                                   ---------------------------------------------
Witness                            Signature of Warrant Holder

                          PRINT:   Name:
                                         ---------------------------------------
                                   Street:
                                           -------------------------------------
                                   Apt. #:
                                           -------------------------------------
                                   City:
                                        ----------------------------------------
                                   Prov:
                                        ----------------------------------------
                                   PCode:
                                         ---------------------------------------